[GRAPHIC OMITTED]                                            PLEASE VOTE NOW!


                       MFS GLOBAL TELECOMMUNCIATIONS FUND

                         a series of MFS Series Trust I

--------------------------------------------------------------------------------
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 28, 2003

--------------------------------------------------------------------------------
                      500 Boylston Street, Boston, MA 02116

--------------------------------------------------------------------------------

Dear Shareholder:

Recently  we  sent  you  proxy  material   regarding  the  Special   Meeting  of
Shareholders for the MFS Global Telecommunications Fund to take place on July 28, 2003. The Fund's records indicated that we had not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment.

EVERY VOTE COUNTS

A shareholder may think his or her vote is not important, but it is vital. Your vote is critical to enable your Fund to hold the meeting as scheduled, so please vote immediately. Any additional solicitations will cost your Fund additional money. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, the Global Telecommunications Fund's Trustees have unanimously recommend a vote "FOR" the proposed Agreement and Plan of Reorganization as detailed in your proxy statement. Please refer to the proxy statement previously mailed to you. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder (toll-free) at 1-866-364-3351 extension MFS626.

For your convenience, we have established three easy methods by which to register your vote:

     1.   By  Touch-tone Phone:  Call  1-800-690-6903  and  follow  the  simple instructions. Please make sure you have your proxy card available at the time of the call.

     2.   By Internet:           Visit  www.proxyvote.com, and enter the control
                                 number located on your proxy card.

     3.   By Mail:               Execute your proxy and return it in the
                                 enclosed postage paid envelope immediately.

                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission
                                   Only (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                   or Rule 14a-12

MFS(R)Series Trust I (File No. 333-104735) on behalf of MFS(R)Technology Fund;
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ] No fee required

       [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

       (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
       (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
       (5)   Total Fee Paid:

--------------------------------------------------------------------------------
       [ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
       [   ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount previously paid:

--------------------------------------------------------------------------------
       (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
       (3)   Filing Party:

--------------------------------------------------------------------------------
       (4)   Date Filed:

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                            MFS INVESTMENT MANAGEMENT

              500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116-3741

                                 (617) 954-5000



                                        July 14, 2003


VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R) Series Trust I (File No. 333-104735) on behalf of MFS(R) Technology Fund

Ladies and Gentlemen:

     On behalf of MFS Series Trust I (the "Trust"), enclosed herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 101 of Regulation ST is a definitive copy of an additional solicitation material mailed to shareholders with respect to the MFS Global Telecommunications Fund's Special Meeting of Shareholders to be held on July 28, 2003, relating to the acquisition of the assets of MFS Global Telecommunications Fund, a series of MFS Series Trust I, by and in exchange for shares of MFS Technology Fund, also a series of the Trust.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures